UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 3, 2019

(Date of Report, Date of Earliest Event Reported)

COVIA HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Charter)

001-38510

(Commission File Number)

Delaware	13-2656671
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

3 Summit Park Drive, Suite 700, Independence, Ohio	44131
(Address of Principal Executive Offices)	(Zip Code)

(800) 255-7263

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CVIA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01Entry into a Material Definitive Agreement.

On July 3, 2019, Covia Holdings Corporation (“Company,” “we,” “us,” “our” or “registrant”), Covia Lime, LLC, a wholly-owned subsidiary of the Company (“Lime”), and Mississippi Lime Company, a Missouri corporation (“MLC”), entered into that certain Membership Interest Purchase Agreement (“Purchase Agreement”), pursuant to which, subject to the terms and conditions set forth therein, we agreed to sell Lime to MLC (“Transaction”) for approximately $135 million in cash, subject to certain adjustments set forth in the Purchase Agreement.

The Transaction, which has been unanimously approved by our Board of Directors, is expected to close in the second half of 2019, subject to the satisfaction or waiver of certain customary closing conditions, including, among other things: (i) the material accuracy of representations and warranties of each party to the Purchase Agreement; (ii) the performance by each party of its obligations and covenants in all material respects; (iii) the absence of a material adverse effect with respect to Lime’s business between the date of the Purchase Agreement and the closing of the Transaction; (iv) the absence of any applicable law or injunction enjoining or otherwise prohibiting the consummation of the Transaction; and (v) the expiration or termination of the waiting period applicable to the Transaction under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

The Purchase Agreement contains customary representations, warranties and covenants by each party that are subject, in some cases, to specified exceptions and qualifications contained in the Purchase Agreement.  The covenants relate to, among other things, the following: (i) Lime’s obligation to operate its business in all material respects in the ordinary course between execution of the Purchase Agreement and the closing of the Transaction; (ii) MLC’s commitment to remain subject to certain confidentiality obligations; and (iii) MLC’s obligation to obtain and deliver a representation and warranty insurance policy.

The description of the Purchase Agreement herein does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated into this report by reference in its entirety.  The Purchase Agreement has been attached to provide investors with information regarding its terms.  It is not intended to provide any other factual or disclosure information about us or the other parties to the Purchase Agreement.  In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in confidential disclosure schedules provided by each party to the other in connection with the signing of the Purchase Agreement.  The confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties in the Purchase Agreement and were used for the purpose of allocating risk between the parties rather than establishing matters as facts.  The Purchase Agreement contains representations, warranties and covenants by the parties thereto, and those representations, warranties and covenants may apply standards of materiality in a way that is different from what may be viewed as material to the reader or other investors.  In addition, investors are not third party beneficiaries under the Purchase Agreement.

Accordingly, investors should not rely on the representations, warranties and covenants in the Purchase Agreement, or any description thereof, as characterizations of the actual state of facts or our condition.  Investors should review the Purchase Agreement, or any descriptions thereof, not in isolation, but only in conjunction with the other information about us that we include in reports, statements and other filings we make with the SEC.

Item 7.01Regulation FD Disclosure.

On July 8, 2019, we issued a press release announcing our entry into the Purchase Agreement.  A copy of the press release is furnished with this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
2.1	Membership Interest Purchase Agreement, dated as of July 3, 2019, by and among Covia Holdings Corporation, Covia Lime, LLC and Mississippi Lime Company.*
99.1	Covia Holdings Corporation press release dated July 8, 2019.

*The schedules and exhibits to Membership Interest Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request.

Forward-Looking Statements.

This report contains statements which, to the extent they are not statements of historical or present fact, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 (“PSLRA”), and such statements are intended to qualify for the protection of the safe harbor provided by the PSLRA. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of registrant’s objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of registrant’s management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are based upon management’s then-current views and assumptions regarding future events and operating performance. Although registrant’s management believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of its knowledge, forward-looking statements involve risks, uncertainties and other factors which may materially affect registrant’s business, financial condition, and results of operations or liquidity.

Forward-looking statements are not guarantees of future performance and actual results may differ materially from those discussed in the forward-looking statements as a result of various factors, including, but not limited to: the risk that the remaining conditions to the sale set forth in the Purchase Agreement will not be satisfied or waived; uncertainties as to the timing of the sale; material adverse changes in registrant’s businesses during the period between now and the closing of the sale; adverse actions of governmental and other third-parties with respect to the sale; changes in prevailing economic conditions, including fluctuations in supply of, demand for, and pricing of, registrant’s products; potential business uncertainties relating to the merger, including potential disruptions to registrant’s business and operational relationships, registrant’s ability to achieve anticipated synergies, and the anticipated costs, timing and complexity of registrant’s integration efforts; loss of, or reduction in, business from registrant’s largest customers or their failure to pay registrant; possible adverse effects of being leveraged, including interest rate, event of default or refinancing risks, as well as potentially limiting registrant’s ability to invest in certain market opportunities; registrant’s ability to successfully develop and market new products; registrant’s rights and ability to mine its property and its renewal or receipt of the required permits and approvals from government authorities and other third parties; registrant’s ability to implement and realize efficiencies from capacity expansion plans, and cost reduction initiatives within its time and budgetary parameters; increasing costs or a lack of dependability or availability of transportation services or infrastructure and geographic shifts in demand; changing legislative and regulatory initiatives relating to registrant’s business, including environmental, mining, health and safety, licensing, reclamation and other regulation relating to hydraulic fracturing (and changes in their enforcement and interpretation); silica-related health issues and corresponding litigation; seasonal and severe weather conditions; other operating risks beyond registrant’s control; the risks discussed in the Risk Factors section of registrant’s Annual Report on Form 10-K as filed with the SEC on March 22, 2019; and the other factors discussed from time to time in registrant’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC. This release should be read in conjunction with such filings, and you should consider all of such risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The registrant undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures the registrant makes on related subjects in its public announcements and SEC filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COVIA HOLDINGS CORPORATION

Date:	July 10, 2019	/s/ Andrew D. Eich
Andrew D. Eich
Executive Vice President and Chief Financial Officer